Exhibit 99 Investor Presentation nd Fiscal 2024 - 2 Quarter Update May 1, 2024 May 2024 Update 1

National Fuel Gas Company • Company Overview (3) • Why National Fuel? (7) • Business Updates (12) • Supplemental Information • Segment Information (19) • Rate Case Overview (43) • Guidance & Other Financial Information (45) May 2024 Update 2

History of National Fuel Industry Pioneer Born From Rockefeller’s Standard Oil Company May 2024 Update 3

NFG Today: A Diversified, Integrated Natural Gas Company

National Fuel

Upstream
Exploration & Production

Developing our large, high-quality acreage position in Marcellus & Utica shales

~1.2 Million Net acres in Appalachia

~1.1 Bcf/day Net total production[2]

Adjusted EBITDA[1]


51%

Midstream
Gathering
Pipeline & Storage

Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production

$2.7 Billion Investments since 2010

4.5 MMDth Daily interstate pipeline capacity under contract


37%

Downstream
Utility

Providing safe, reliable and affordable service to customers in WNY and NW PA

754,000 Utility customers

~$900 Million Investments in safety since 2010


12%


Upstream
Seneca Resources Acreage
Midstream
NFG Gathering
NFG Pipeline
NFG Storage
Downstream
Utility Service Area
CANADA
Lake Ontario
Lake Erie
OH
PA

Note: This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements at the end of this presentation.
(1) Twelve months ended March 31, 2024. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
(2) Average net production for the three months ended March 31, 2024.

May 2024 Update | 4

Non-Regulated Business Overview

National Fuel®

Exploration & Production Segment (Upstream)

- Seneca Resources Company
  - Total Net Acres (Pennsylvania): ~1.2 million
  - Total Proved Reserves: 4.5 Tcfe (as of 9/30/2023)
  - Current Net Production: ~1.1 Bcf/d
  - Firm Transportation Capacity: ~1 Bcf/d to premium markets
  - Decades of Marcellus and Utica development inventory

Gathering Segment (Midstream)

- National Fuel Gas Midstream Company
  - Total Throughput: 1.4 Bcf/d (including third party)
    - Greater than 2 Bcf/d of gathering capacity
  - ~400 miles of gathering pipeline
  - 24 compressor stations
  - Interconnections with 7 major pipelines



Western Development Area – 915,000 Acres
Eastern Development Area – 309,000 Acres
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
McKean
Warren
Crawford
Venango
Elk
Cameron
Potter
Tioga
Bradford
Lycoming
Clinton
Mercer
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Centre
Snyder
Indiana
Cambria
Blair
Huntingdon
Westmoreland
Somerset
Bedford
EMPIRE PIPELINE
NFG GATHERING
EASTERN
TGP
TRANSCO
SENECA LEASE ACREAGE
SENECA FEE ACREAGE
JDA LEASED ACREAGE

May 2024 Update | 5

Regulated Business Overview

National Fuel

Pipeline & Storage Segment (Midstream)

- Regulated by Federal Energy Regulatory Commission (FERC)
- Total Rate Base: $1.6 Billion[2]
- ~2,600 miles of pipeline/ 29 storage fields
- National Fuel Gas Supply Corporation:
  - Firm Contracted Storage Capacity: 71 Bcf
  - Firm Contracted Transportation Capacity: 3.4 Bcf/day[1]
- Empire Pipeline, Inc.:
  - Firm Contracted Transportation Capacity: ~1.0 Bcf/ day[1]
- Interconnections with 8 major interstate pipelines

Utility Segment (Downstream)

- New York Jurisdiction
  - 540,000 customers
  - Regulated by the New York Public Service Commission (NYPSC)
- Pennsylvania Jurisdiction
  - 214,000 customers
  - Regulated by the Pennsylvania Public Utilities Commission (PaPUC)
- Total Rate Base: $1.2 Billion[2]
- Fiscal 2023 Total Throughput: ~134 Bcf
- Provides more than 90% of the space heating load in operating footprint



CANADA
Lake Ontario
NY
Lake Erie
PA
OH
Midstream
NFG Pipeline
NFG Storage
Downstream
Utility Service Area

(1) Contracted capacity disclosed annually as of September 30, 2023.
(2) Represents the latest available information in regulatory filings. Supply and Empire rate base amounts are as of 12/31/2023. NY is as of 8/31/2023 and PA is as of 12/31/2023.

May 2024 Update | 6

Why National Fuel?

Strong Integrated Returns

- ✓ Optimized capital allocation
- ✓ Lower cost of capital
- ✓ Operational synergies
- ✓ Improved profitability

Visibility on Long-Term EPS & FCF Growth

- ✓ Targeting significant rate base growth from system modernization and expansion
- ✓ High-graded upstream development increases capital efficiencies

Long-Standing History of Shareholder Returns

- ✓ Over 120 years of dividend payments
- ✓ 53 years of dividend increases
- ✓ New share repurchase program

Responsibly Reducing Emissions

- ✓ Continued progress toward emissions reduction targets
- ✓ Enhanced GHG disclosures on sustainability initiatives

May 2024 Update | 7

Integrated Model Enhances Returns

NFG's ROCE outperforms peers and broader market, on average, over a multi-year period

Strong Integrated Returns

Visibility on Long-Term EPS & FCF Growth

Long History of Shareholder Returns

Responsibly Reducing Emissions

Return on Capital Employed[1]
NFG vs. S&P 500 and Industry Peers



20%
10%
0%
-10%
-20%
S&P O&G Index
NFG
S&P 500
UTY
Decrease driven by non-cash impairments
FY17
FY18
FY19
FY20
FY21
FY22
FY23

Integrated Business Model Benefits…

- ✓**Operations**: Lower cost structure
- ✓**Financial**: Lower cost of capital
- ✓**Strategic**: Optimized capital allocation
- ✓**Commercial**: Greater revenue/ margin

…Drive Strong Performance Since 2017

- ✓**NFG vs. S&P 500: +2%**
- ✓**NFG vs. E&P Peers: +8%**
- ✓**NFG vs. Utility Peers: + 6%**

(1) Source: Bloomberg for the TTM ending September 30th.

May 2024 Update | 8

Robust Earnings & Free Cash Flow Growth Outlook

National Fuel

Strong Integrated Returns

Visibility on Long-Term EPS & FCF Growth

Long History of Shareholder Returns

Responsibly Reducing Emissions



Significant Growth in Future FCF
Projected Free Cash Flow ($ Millions)(1)
~$120
~$130
~$150
$2.00
$2.40
$2.75
$3.25
FY2024
FY2025
NYMEX Price
($/MMBtu – Remainder of FY)

Non-Regulated Business Growth Drivers

- Increasing well productivity from prolific EDA
- Moderate production growth combined with lower capital
  - Targeting production growth of 0% to 5% per year
- Strong natural gas price outlook

Regulated Business Growth Drivers

- Robust near-term outlook driven by rate making activity
- Long-term rate base growth driven by pipeline modernization and potential expansion opportunities

Predictable Cash Flow Generation with Commodity Upside

- Hedging protects near-term earnings and cash flows
- Significant opportunity to capture higher natural gas prices
- Predictable cash flows from the regulated businesses

(1) The Company defines free cash flow as net cash provided by operating activities, less net cash used in investing activities, adjusted for acquisitions and divestitures. See non-GAAP financial measures information at the end of this presentation. Assumes current hedges. Assumes no pricing-related curtailments.

May 2024 Update | 9

Long-Standing History of Returning Capital to Shareholders $1.5 Billion Returned to Shareholders Over Last 10 Years Dividend Share Total Return of (2) (1) Strong Yield Buyback Yield Capital Integrated Returns ~4% ~2% ~6% Visibility on Stable, Growing Dividend … …Plus New Share Buyback $1.98 Long-Term per share EPS & FCF Growth 53 Years Consecutive Dividend Increases § $200M Share Repurchase Long History Program approved in March 2024 121 Years of Shareholder Consecutive Payments Returns § Target completion date by end of (3) fiscal 2025 Responsibly $0.19 Reducing per share Emissions 1970 1980 1990 2000 2010 2020 th (1) As of April 30 , 2024. (2) FY24 buyback yield assumes $74 MM of stock is purchased beginning in March. (3) Completion subject to a number of factors, including but not limited to stock price, market conditions, applicable securities laws, including SEC Rule 10b-18, corporate and regulatory requirements, and capital and liquidity needs. May 2024 Update 10

Continued Progress Toward Methane Intensity Targets

National Fuel

Latest Corporate Responsibility Report Provides Enhanced GHG Disclosures on Sustainability Initiatives

Strong Integrated Returns

Visibility on Long-Term EPS & FCF Growth

Long History of Shareholder Returns

Responsibly Reducing Emissions



Target: 40%
E&P
Progress Since 2020:
↓27%
Target: 30%
Gathering
Progress Since 2020:
↓14%
2030
Methane Intensity
Reduction Targets(1)
Utility
Progress Since 2020:
↓8%
Target: 30%
P&S
Progress Since 2020:
↓18%
Target: 50%

National Fuel Gas Company Targets

- 25% reduction in GHG emissions by 2030
- Progress since 2020: 1% increase in total GHG emissions[(2)]

Ongoing Sustainability Initiatives

- Responsible gas certifications
- Pneumatic device replacement
- Equipment upgrades at existing facilities
- Use of best-in-class emissions controls for new facilities

(1) All emissions reduction targets based on 2020 baseline. Measured using calendar 2022 emissions data, as reported in Company's 2022 Corporate Responsibility Report.
(2) Total GHG emissions largely flat vs. 2020 despite significant production and throughput growth. Total methane emissions decreased by ~7%.

May 2024 Update | 11

Business Updates 12 May May 2024 U 2024 Updat pdate e 12

Regulatory Update: Significant Rate Case Activity

National Fuel®

Significant Growth

Utility – NY



New York:

- ✓ Filed a rate case in October 2023 for new rates effective October 1, 2024 (FY 2025)
  - – Settlement negotiations began mid-April
- ✓ NFG requested revenue increase of $88.8 million ($72.6 million net margin impact)
- ✓ Major areas of focus:
  - – Capital structure: NFG proposed 52% Equity / 48% Debt
  - – ROE: NFG proposed 9.8%
  - – Rate base: NFG proposed $1.03 billion (~$320 million increase from last rate case)

Rate Case Pending

Utility – PA



Pennsylvania:

- ✓ Joint Settlement reached on first rate case in PA since 2007
  - – Achieved $23 million revenue requirement (~80% of filed position)
  - – New weather normalization adjustment mechanism
- ✓ New rates became effective August 1, 2023
- ✓ Eligible for Distribution System Improvement Charge (DSIC) when net plant targets are hit after July 31, 2024[1]

$23M increase in Revenue

P&S – Supply



Supply:

- ✓ Settlement filed with FERC on 3/27/24; Awaiting Commission approval
  - ▪ New rates went into effect 2/1/24 on an interim basis
- ✓ $56 million expected increase in revenue on annualized basis
- ✓ Maintains existing depreciation rates
- ✓ No comeback or moratorium period
  - ▪ Ability to file a rate case at any time

$56M increase in Revenue

(1) DSIC tracker allows recovery on incremental system investments after July 31, 2024, subject to attaining rate year plant balance of $781.3 million and earning below a statewide ROE target (currently 10.15%).

May 2024 Update | 13

Regulated Businesses Further Propel Long-Term Growth ~5-7% Avg. Increasing Rate Base Drives Annual Rate Long-Term EPS Growth Base Growth Factors Driving Long-Term Growth ($ in billions) Beyond FY23 3000 $2,796 $2,583 § Infrastructure modernization program $2,433 2500 $2,289 $2,127 § Ongoing expansion opportunities 2000 § Emissions reductions initiatives 1500 § Timely rate recovery and supportive 1000 ratemaking constructs minimize regulatory lag 500 0 2019 2020 2021 2022 2023 P&S Utility May 2024 Update 14

EDA Transition Creates Differentiated Upstream Value Western Development Areas (WDA) Eastern Development Areas (EDA) Legacy Development Area Development Focus Area Primarily Owned in Fee (No Royalty) 10+ Years Low-Risk Inventory EDA Transition ü High-grading development plan with higher capital efficiencies and cash flow generation ü EDA wells deliver >2x the well productivity (1) versus legacy WDA program § 24 EDA wells turned in line (TIL) since transition began (May 2023) ü Access to multiple, premium out-of-basin markets through owned firm transportation (1) Well productivity is measured within the first five years well comes online. May 2024 Update 15

EDA: Best in Basin Performance & Breakevens >10 years of prolific EDA inventory at expected development pace Best-in-Class Well Performance Already Low Breakevens Continue to Improve Seneca EDA 2022/2023 NE/ SW Appalachia Peer $3.50 1,500 1,000 $3.00 500 $2.50 0 0 12 24 Months 36 48 60 Program Productivity Increasing Significantly $2.00 600 400 $1.50 200 0 $1.00 FY22 FY23 FY24 FY25 FY26 % of EDA TILs: ~30% ~50% ~60% ~80% ~100% Seneca + Gathering Estimates Enverus 2022 Actuals Seneca Estimates Enverus 2022 Actuals (1) FY22 is based on actual data. FY23 to FY26 data is projected until 12 months after the last pad has been online. (2) Source: FY22 data is based on Enverus Intelligence Research for NFG and peers. Peers include Apex Energy, AR, Arsenal, Ascent Resources, CHK, CNX, CTRA, Encino Energy, EQT, May 2024 Update 16 GPOR, Greylock Energy, HG Energy, NNE, Olympus Energy, PennEnergy, REP, RRC, Snyder Brothers, SWN, Tug Hill. FY23 to FY25 NFG data is based on estimates. MMCF/1,000' 12 M. Cumulative Gas, (1) MCF/1,000 PV-10 Breakeven @ 20:1 WTI: HH ($/Mcf)

Capital Allocation Priorities Drive Spending Levels

National Fuel

Capital Expenditures by Segment ($ millions)(1)



Exploration & Production(2)
Gathering(2)
Pipeline & Storage
Utility
$719
$770
$829
$973
$885 - $980
$384
$381
$566
$588
$525 - $555
$74
$35
$56
$103
$120 - $140
$167
$252
$96
$142
$90 - $110
$94
$102
$111
$140
$150 - $175
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024E

Capital Allocation Priorities

Organic Investments	• Invest in regulated growth via modernization and pipeline expansions • Maintain 0-5% growth in upstream/gathering
Responsibly Manage the Balance Sheet	• Maintain investment grade credit rating • Target optimal rate making capital structure
Return of Capital to Shareholders	• Uphold 53-year history of dividend increases • Value-accretive share repurchases
Highly Strategic M&A	• Upstream/Gathering: Integrated opportunities geographically proximate to existing operations • Regulated: Growth to balance business mix

(1) Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(2) FY20 reflects the netting of $283 million in E&P segment and $223 million in the Gathering segment related to the acquisition of Appalachian upstream assets in July 2020. FY23 reflects the netting of $150 million in the E&P segment related to the acquisition of Appalachian upstream assets.

May 2024 Update | 17

Maintaining Strong Balance Sheet & Liquidity (1) Net Debt / Adjusted EBITDA Capitalization Current Credit Ratings Quickly de-levered after 2020 Shell acquisition. Debt 3.08 x Total 2.72 x S&P BBB- Equity Debt 2.27 x 2.22 x 2.14 x Moody’s Baa3 55% 45% Fitch BBB Investment Grade $6.0 Billion Total Capitalization Credit Rating 2020 2021 2022 2023 TTM 3/31/24 (2) as of March 31, 2024 Fiscal Year Debt Maturity Profile by Fiscal Year ($MM) Liquidity as of March 31, 2024 (3) $600 $ 1,300 MM Committed Credit Facilities $500 $500 $500 (279 MM) Short-term Debt Outstanding $300 1,021 MM Available Short-term Credit Facilities 51 MM Cash Balance $ 1,072 MM Total Liquidity (1) Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA to Net Income are included at the end of this presentation. (2) Total capitalization as presented includes $279 MM of notes payable to banks and commercial paper, in addition to $5.7B of Total Capitalization as presented on the balance sheet as of March 31, 2024. May 2024 Update 18 (3) Committed credit facilities includes $300 MM which was added in February from a Term Loan due in February 2026.

Supplemental Information: Segment Overview Exploration & Production & Gathering Overview Seneca Resources Company, LLC National Fuel Gas Midstream Company, LLC 19

E&P and Gathering Focused on Capital Efficiency and FCF Generation (1) Net Production (Bcfe) Capital Expenditures ($ MM) $588 390- $566 $525- 405 372.5 $555 352.5 2022 2023 2024E 2022 2023 2024E Near-Term Strategy ü Continue to moderate activity level to target maintenance-to-low production growth beyond fiscal 2025 § 0-5% growth expected beyond FY2025 § Focus majority of the development program in the EDA to maximize returns and capital efficiency ü EDA Tioga: most active development area focused on Utica and Marcellus ü EDA Lycoming: modest development focused on Marcellus ü WDA: limited development focused on Utica (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY23 reflects the netting of $150 million related to acquisition of upstream May 2024 Update 20 assets and acreage.

E&P and Gathering Integration Drives Industry Leading Cost Structure Seneca Cash OpEx ($/Mcfe) Seneca + Gathering Cash OpEx ($/Mcfe) Operating results excluding California operations $0.97 ~$0.95 $0.93 $0.11 $0.07 $0.07 (1) $0.18 $0.18 $0.18 (2) $0.12 $0.10 $0.11 (2) $0.58 $0.58 $0.57 FY 2022 FY 2023 FY2024E LOE (Gathering & Transport) LOE (Other) G&A Taxes & Other (1) G&A estimate represents the midpoint of the G&A guidance ranges for fiscal 2024. (2) The total of the two LOE components represents the midpoint of the LOE guidance ranges for fiscal 2024. May 2024 Update 21

E&P and Gathering

Long Runway of Development Opportunities in the EDA

National Fuel

① Tioga County, PA

Exploration & Production:

- ✓ Low-risk development locations: ~200 Utica, 80 Marcellus
- ✓ Gathering infrastructure: NFG Midstream Tioga gathering systems
- ✓ Numerous marketing opportunities:
  - – Ability to utilize Seneca's firm transportation capacity: Empire Tioga County Extension, Leidy South and Northeast Supply Diversification (Tioga Pathway 2026)

Gathering:

- ✓ Seneca and third-party production sources, system capacity up to 970,000 Dth per day

② Lycoming County, PA

Exploration & Production:

- ✓ Low-risk development locations: ~20 Marcellus
- ✓ Gathering infrastructure: NFG Midstream Trout Run
- ✓ Firm transportation capacity: Atlantic Sunrise (Transco)

Gathering:

- ✓ Seneca and third-party production sources, system capacity up to 585,000 Dth per day
- ✓ Expected to generate third-party revenues of $10 – $15 million for fiscal 2024

EDA



Utica Development
Marcellus Development
EASTERN
TGP
Bradford County
Mansfield
Wellsboro
Tioga County
TIOGA GATHERING SYSTEMS
1
Morris
Lycoming County
MIDSTREAM TROUT RUN
2
Trout Run
Cogan Station
TRANSCO
Williamsport
Linden
Interconnect
Empire Pipeline
NFG Gathering
Tennessee Gas Pipeline
TRANSCO
EASTERN
Seneca Resources Acreage
JDA Leased Acreage

May 2024 Update | 22

E&P and Gathering

High Quality Acreage in WDA, Primarily Owned in Fee

National Fuel

Western Development Area (WDA) Highlights

- ✓ Potential for 600+ Marcellus Shale and 500+ Utica Shale well locations
- ✓ Large gathering system with multiple interconnects provides access to firm transportation portfolio that reaches premium markets
- ✓ Highly contiguous fee acreage (no royalty) enhances economics and provides development flexibility
- ✓ Beechwood area results provide long-term development optionality

WDA Gathering

- ✓ Total investment to date ~$400 MM
- ✓ Seneca production source, system capacity up to 750K Dth/d
- ✓ Minimal gathering pipelines and compression investment required to support Seneca's near-term development program

Gathering System Map


McKean County
Elk County
Cameron County
Clermont in Service
Seneca Resources Lease Acreage
Seneca Resources Fee Acreage

Marcellus & Utica Trend Fairways(1)


LEASE
FEE
MCKEAN
POTTER
FOREST
CAMERON
ELK
CLARION
JEFFERSON
CLEARFIELD
Utica Trend
Marcellus Trend

(1) The Utica Shale lies approximately 5,000 feet beneath Seneca's WDA Marcellus acreage

May 2024 Update | 23

E&P and Gathering

Production Supported by Long-Term Contracts

~1 Bcf/d of Firm Transportation


CANADA
VT
NH
NY
MA
CT
OH
PA
NJ
Lake Ontario
Lake Erie
To Canada, Dawn, TPG-200 (45% of total)
To NY, NJ, Northeast (35% of total)
To Mid-Atlantic, SE US (20% of total)
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES
SRC ACREAGE

Firm Sales Portfolio


Gross Firm Volumes (MDth/d)
0
200
400
600
800
1000
Incremental Firm Sales Contracts(1)
Will continue to layer-in firm sales deals to reduce in-basin spot exposure
Leidy South (Transco & NFG - Supply)
Transco Zone 6 Non-NY
330,000 Dth/d
*Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming)
Tioga County Extension (NFG - Empire)
Canada-Dawn & NY Markets
200,000 Dth/d (EDA Tioga)
Atlantic Sunrise (Transco)
Mid-Atlantic & Southeast U.S.
189,405 Dth/d (EDA-Lycoming)
Niagara Expansion (TGP & NFG - Supply)
Canada-Dawn & TGP 200
170,000 Dth/d (WDA)
NE Supply Diversification (TGP) 50,000 Dth/d (Canada-Dawn) (EDA-Tioga)
Fiscal 2024

(1) Represents approximate base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX) +/- a fixed basis and do not carry any transportation costs.

May 2024 Update | 24

E&P and Gathering Fiscal 2024 Sales Mix Provides Near-Term Price Certainty Firm Sales & Production Cadence Price Realizations with Hedging (Net Bcfe, $ per Mmbtu) ~390 - 405 103 Bcfe 101 Bcfe $1.60 ($0.82) ($0.71) ($0.91) Differential to Floor: $2.56 NYMEX Cap: $3.13 ($0.66) ($0.66) $2.57 $2.28 $2.43 (1) (1) Q1 Q2 3Q24E 4Q24E (2) (3) Realized Fixed NYMEX-Linked Index Spot (1) Q3 Volumes: Fixed Price 22 bcf, NYMEX-Linked 67 bcf, Index 4 bcf. Q4 Volumes: Fixed Price 18 bcf, NYMEX-Linked 67 bcf, Index 5 bcf. NYMEX-Linked and Index prices are shown as differentials to NYMEX and $ per Mmbtu. (2) Price certainty defined as volumes where the price is locked in through either a fixed price firm sale or a NYMEX-linked firm sale paired with a NYMEX swap. (3) Floor protection defined as volumes where a floor price is locked in through a NYMEX-linked firm sale paired with a NYMEX collar. May 2024 Update 25

E&P and Gathering Hedging Program: Disciplined with Upside Potential Significant Opportunity to Capture Increasing Natural Gas Prices 450 400 ü Methodical approach of layering in 350 ~26% hedges over time 40- 300 45% 60- ü Protect near-term earnings and cash 65% 250 80- flows while maintaining upside 85% 90- 200 95% ü Maintain the strength of our investment 150 ~74% grade credit profile 100 50 0 FY24E FY25E FY26E FY27E FY28E Hedged volumes Estimated Unhedged Production Volumes (1) Assumes ~400 Bcf of production per year. May 2024 Update 26 (1) % Hedged/ % Unhedged

E&P and Gathering

Industry-Leading Focus on Sustainability

National Fuel

Responsible Gas Certifications, Methane Detection & Biodiversity

Equitable Origin – EO100™ Standard for Responsible Energy Development Certifications

EQUITABLE ORIGIN CERTIFIED

SENECA RESOURCES

- ✓ 100% of natural gas production certified and re-verified in December 2023
- ✓ Achieved peer-leading "A" certification grade

National Fuel Midstream Company

- ✓ 100% of gathering system assets certified in 2023

Methane Detection

- ✓ Standard pad design includes fixed gas detection systems installed near production equipment
- ✓ Regular Audio-Visual-Olfactory inspections of all assets
- ✓ Quarterly Leak Detection and Repair (LDAR) surveys of all assets
- ✓ Piloting continuous emissions monitoring equipment

AMI APPALACHIAN METHANE INITIATIVE

- ✓ Seneca is participating in AMI's 2024 Monitoring Plan
- ✓ AMI is a proactive, basin-wide initiative designed to enhance methane monitoring & emission reductions
- ✓ AMI includes aerial surveys of operator assets as well as non-oil & gas assets

MiQ

(100% of Appalachian Assets – Re-Certified August 2023)

Certification focuses on three emissions management criteria:

- ✓ Methane Intensity
- ✓ Company Practices to Manage Methane Emissions
- ✓ Emissions Monitoring Technology Deployment

MiQ certified

Achieved "A" certification grade - the highest certification level available

Biodiversity

- ✓ Surface Footprint Neutral Program focuses on restoring, enhancing, or protecting biodiversity by returning one acre of land to the environment for every acre disturbed
- ✓ Voluntary initiatives focused on pollinator and tree plantings, streambank stabilization, and enhancing aquatic wildlife



May 2024 Update | 27

Supplemental Information: Segment Overview Pipeline & Storage Overview National Fuel Gas Supply Corporation Empire Pipeline, Inc. 28 May 2024 Update 28

Pipeline & Storage

Pipeline & Storage Segment Overview

National Fuel Gas Supply Corporation

- **Contracted Capacity[(1)]:**
  - Firm Transportation: 3,408 MDth per day
  - Firm Storage: 70,693 MDth (fully subscribed)
- **Rate Base[(2)]:** ~$1,244 million
- **FERC Rate Proceeding Status:**
  - New rates are in effect as of February 1, 2024
    - Interim rates, subject to FERC approval

Empire Pipeline, Inc.

- **Contracted Capacity[(1)]:**
  - Firm Transportation: 1,048 MDth per day
  - Firm Storage: 3,753 MDth (fully subscribed)
- **Rate Base[(2)]:** ~$317 million
- **FERC Rate Proceeding Status:**
  - Rates in effect since January 2019
  - Must file for new rates no later than May 1, 2025



CANADA
Lake Ontario
Lake Erie
Empire Pipeline
Supply Corp.
VT
NH
MA
CT
NY
PA
OH
MD
NJ
TCPL
EGTS
TGP 200
TGP 300
MILLENNIUM
TRANSCO
TETCO
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES

(1) Disclosed annually as of September 30, 2023.
(2) As of December 31, 2023, calculated from National Fuel Gas Supply Corporation's and Empire Pipeline, Inc.'s 2023 FERC Form-2 reports, respectively.

May 2024 Update | 29

Pipeline & Storage Pipeline & Storage Customer Mix (1) Customer Transportation by Shipper Type Affiliated Customer Mix (Contracted Capacity) Affiliated Non-Affiliated End User 22% 8% Outside Producer 52% Pipeline 28% 16% 79% Marketer 78% 12% LDC 48% 36% 21% LDCs Producers Firm Storage Firm Transport (1) Disclosed annually as of 9/30/2023. May 2024 Update 30

Pipeline & Storage

Tioga Pathway Project – Organic Growth

National Fuel®

Project provides long-term revenue growth for Supply, while providing an additional outlet for Seneca's EDA development

- ✓ **Capacity:** 190,000 Dth/day
- ✓ **Estimated annual revenue:** ~$15 million (underpinned by 15-year agreement with Seneca)
- ✓ **Estimated capital cost:** ~$90 million
  - A portion of the capital to be allocated to modernization facilities
- ✓ **Facilities (all in Pennsylvania) include:**
  - Approximately 20 miles of new pipeline
  - Approximately 4 miles of replacement/modernization of 20" pipeline
- ✓ **Target in-service date:** late calendar year 2026
- ✓ **Regulatory process:**
  - FERC 7(c) Application (expected late summer 2024)


Lake Ontario
Erie
NY
PA
TGP 200
TGP 300
EGTS
MILLENNIUM
TRANSCO
SRC ACREAGE
PROPOSED INSTALL
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES

May 2024 Update | 31

Pipeline & Storage

Continued Expansion of the Supply Corp. Line N System

National Fuel

Recent Expansion of Line N

- ✓ **Over the past four years, the company has successfully placed into service several projects which have added:**
  - Contracted firm transport: 158,000 Dth/d
  - Contracted firm storage: 267,000 Dth
  - Combined annual revenue: ~$7 million

Additional Line N Expansion Opportunities

- ✓ **Interconnectivity of the system to other long-haul pipelines and on-system load provides on-going opportunity to transport additional volumes**
- ✓ **Evaluating potential projects for end users, as well as projects for producers and marketers that could reach various markets, including to Rover and TGP Pipeline at Mercer**


LEGEND
NFG LINE N TO MONACA PROJECT
NATIONAL FUEL GAS SUPPLY CORP.
LINE N PIPELINE SYSTEM
TGP
TETCO
NFGSC COMPRESSOR STATION
SHELL ETHANE CRACKER PLANT
Mercer
NEXUS
SHELL CRACKER ETHANE PLANT
OH
PA
Columbia Interconnect
ROVER
Rover
TEAL
WV
Holbrook

May 2024 Update | 32

Pipeline & Storage Northern Access Project Delivery points: ü 350,000 Dth/d to Chippawa (TCPL interconnect) ü 140,000 Dth/d to East Aurora (TGP 200 line) Regulatory/legal status: To Dawn ü Feb. 2017 – FERC 7(c) certificate issued ü Aug. 2018 – FERC issued Order finding that NY DEC waived water quality certification (WQC) ü Apr. 2019 – FERC denied rehearing of WQC waiver order (upholding waiver finding) ü Mar. 2021 – U.S. Second Circuit Court of Appeals dismissed appeal of FERC waiver orders ü Jun. 2022 – FERC granted extension of certificate until December 31, 2024 May 2024 Update 33

Supplemental Information: Segment Overview Utility Overview National Fuel Gas Distribution Corporation 34

Utility New York & Pennsylvania Service Territories New York (1) Total Customers : 540,000 Allowed ROE: 8.7% (NY PSC Rate Case Order, April 2017) Rate Mechanisms: o Revenue Decoupling o Weather Normalization o Low Income Rates o Merchant Function Charge (Uncollectibles Adj.) o 90/10 Sharing (Large Customers) (2) o System Modernization / Improvement Trackers Pennsylvania (1) Total Customers : 214,000 Allowed ROE: Settlement (2023) - $23 MM rate increase Rate Mechanisms: o Weather Normalization (added August 1, 2023) o Low Income Rates o Merchant Function Charge o Distribution System Improvement Charge (DSIC) o Modernization Tracker (1) Disclosed annually as of September 30, 2023. (2) Applied to new plant placed in service through September 30, 2024. May 2024 Update 35

Utility

National Fuel®

NY Utility Rate Case Status

Rate Case is Ongoing with New Rates Expected to Start October 1, 2024

Proposed Base Revenue Increase	✓ Filed case on October 31, 2023; National Fuel's base rates have not changed since the last base rate case was litigated in 2017 ✓ Rebuttal testimony filed March 22, 2024; Settlement discussions ongoing ✓ Proposed Base Rate Increase = $83.0 million ($67.1 million net margin revenues)[(1)] ▪ 28.8% increase in base delivery revenues (23.0% net margin revenues) ▪ 12.0% increase in operating revenues
Key Drivers	✓ Proposed Capital Structure and Returns: ▪ Capital Structure = 48% debt / 52% equity ▪ Return on Equity = 9.8% ✓ Increasing rate base and depreciation expense associated with higher plant in-service ▪ Total Rate Base in Rate Year = ~$1.03 billion[(1)] ▪ Maintain leak prone pipe replacement target at 110 miles per year ✓ O&M expense inflation (e.g., labor and benefits) ✓ Implement elements of Long-Term Plan filed with NY PSC in July 2023 (e.g. Hybrid Heating, Demand Response, RNG and RSNG pilots) ✓ Seeking approval for uncollectible expense tracker



Utility



(1) The Company filed rebuttal testimony and exhibits on March 22, 2024 revising the requested base rate increase from $88.6 million to $83.0 million. Refer to NY PSC case docket 23-G-0627.

May 2024 Update | 36

Utility NY Utility Regulated Environment NY Regulatory Environment Continues to Prioritize Access to Safe, Reliable and Affordable Energy ü First utility in the state to submit a LTP (Long-Term Plan) § NY PSC implemented NFG’s LTP with modifications in December 2023 § Includes an “All-of-the-Above Pathway” for an affordable and practical way to meet the State’s climate goals § LTP includes Hybrid Heating, Demand Response, RNG and RSNG pilots ü System Modernization § NFG continues to receive support for accelerated and proactive investments in the replacement of leak prone pipe § Current modernization tracker reduces regulatory lag on rate base growth ü Supportive rate mechanisms include: § Weather normalization – Adjusts billings based on temperature variances compared to average weather § Revenue Decoupling – Separates usage from revenue for initiatives such as energy conservation § Industrial 90/10 – Symmetrical sharing for large commercial and industrial customer margin May 2024 Update 37

Utility Customer Affordability New York Pennsylvania #1 #3 (2) (1) Out of 6 Gas Utilities Out of 9 Gas Utilities New York Large Gas Utilities Monthly Bill Pennsylvania Large Gas Utilities Monthly Bill Residential Heating (based on 100 Mcf annually) Residential Heating (based on 15 Mcf monthly) $250 $250 $200 $200 $150 $150 $100 $100 $50 $50 $0 Peer 1 Peer 2 NFGDC Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 $0 NY NFGDC PA Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 (1) Based on 2023 average monthly residential bill data posted on company websites required by the NYPSC. May 2024 Update 38 (2) Based on analysis of 2024 PAPUC Annual Rate Comparison Report, which includes data for average monthly residential bills for 2023.

Utility Utility Continues its Significant Investments in Safety Long-Standing Focus on Distribution System Safety and Reliability (2) $150-$175 (1) Capital Expenditures for Safety Total Capital Expenditures $139.9 $111.0 $108.6 $100.8 $95.8 $94.3 $85.6 $82.6 $79.7 $74.1 $71.4 $69.9 Modernization Spending in NY Expected to Add $8 - $9 MM in Gross Margin in FY 2024 2018 2019 2020 2021 2022 2023 2024E Fiscal Year (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. May 2024 Update 39 (2) Increase from FY23 to FY24E is partially due to the estimated impact of New York State’s Roadway Excavation Quality Assurance Act (“REQAA”). Utility Capital Expenditures ($ millions)

Utility Long-Standing Pipeline Replacement & Modernization (1) (2) Utility Mains by Material Miles of Utility Main Pipeline Replaced Wrought Iron 161 158 156 154 154 Coated Bare 49 NY 45 43 40 41 9,817 miles Plastic 114 Wrought Iron 113 113 113 112 Coated Bare PA 4,832 miles Plastic 2019 2020 2021 2022 2023 Fiscal Year (1) All values are reported on a calendar year basis, as of December 31, 2023, as required by the DOT. May 2024 Update 40 (2) All values are reported on a fiscal year basis, as required by the NYPSC and PAPUC.

Utility Utility Targeting Substantial Emissions Reductions Significant Reductions in Utility GHG Emissions to Date, GHG Reduction Targets, Continuing Focus on Lowering Driven by System Modernization Efforts Carbon Footprint (1) (1) Utility GHG Emissions Reduction Targets Utility Mains & Services Emissions (Based on 1990 EPA Subpart W Emissions) (Thousand Metric Tons, CO e) 2 800 2030 2050 700 600 500 75% 90% 400 300 ü Targets Exceed Those Included in New York State 200 (2) Climate Act (CLCPA) 100 ü Reductions Primarily Driven by Ongoing Modernization of Mains and Services 0 1990 1995 2000 2005 2010 2015 2020 (1) Baseline emissions & emissions reduction targets are calculated pursuant to the reporting methodology under the EPA GHG Reporting Program (current Subpart W, and using AR5), primarily Distribution pipeline mains & services. (2) New York Climate Leadership and Community Protection Act, enacted in 2019. May 2024 Update 41

Utility

National Fuel

Promoting Renewable & Certified Natural Gas

RNG (Renewable Natural Gas) Progress:

Through Fiscal 2020	July 2021	Currently	Future
Awarded four RNG grants for $1.1 million through the Utility's Area Development Program	First on-system project goes online. Production volumes ~50,000 Mcf/year.	Three site locations under construction. By end of 2025, anticipated RNG volumes of 386,000 Mcf/ year.	Advance RNG opportunities in the Utility Long-Term Plan

Certified Natural Gas Pilot Programs:

Pennsylvania[1]

- Term: Three-year pilot program ending on July 31, 2027
- Certification Providers and Levels:
  - MiQ Grade A or Grade B, or
  - OGMP 2.0 Level 4 or Level 5
- Certification Cap Premium:
  - Annual spend not to exceed $175,000
  - Cap on certification premium not to exceed $0.07/Dth/day

New York[2]

- Proposed: Three-year pilot program
- Certification Providers and Levels:
  - MiQ Grade A or Grade B
  - OGMP 2.0 Level 4 or Level 5
- Certification Cap Premium:
  - Annual spend not to exceed $300,000

Continuing to Work with Regulators and Third Parties to Advance Zero and Low Carbon Opportunities

- Distribution Corporation received approval from NY and PA utility commissions to accept RNG into its distribution system
- Final Scoping Plan adopted by New York Climate Action Council includes consideration of alternative fuels and technologies in future gas system planning
- Low Carbon Resources Initiative (LCRI) expected to provide opportunities for NFG to leverage technology acceleration within its regional footprint

(1) Pennsylvania CNG pilot program was approved via 1307 (f) Settlement R-2024-3045177.
(2) New York CNG pilot program details are as proposed in current New York Rate Case.

May 2024 Update | 42

Supplemental Information Rate Case Overview 43 May May 2024 U 2024 Updat pdate e 43

Rate Case Overview: Timing and Status

Recent updates in orange

	Pipeline & Storge		Utility	
	Supply	**Empire**	**NY**	**PA**
Regulatory Agency (Governed by)	FERC	FERC	NY PSC	PaPUC
Timing/ Status	• Settlement filed March 27, 2024 • New rates in effect February 1, 2024 • No moratorium or comeback period	• Rates in effect since January 1, 2019 • Must file for new rates by May 1, 2025	• Filed rate case October 31, 2023 • Anticipant new rates effective October 1, 2024 • Rate case is ongoing	• Settlement approved in June 2023 • Rates in effect since August 1, 2023
Rate base[1] *(in millions)*	$1,244	$317	$823 Requested → $1,030	$412
Equity Ratio	Not stated – Black box settlement	Not stated – Black box settlement	NY PSC Rate Case April 2017 → 43% Requested → 52%	Not stated – Black box settlement
Authorized ROE	Not stated – Black box settlement	Not Stated – Black box settlement	NY PSC Rate Case April 2017 → 8.7% Requested → 9.8%	Not Stated – Black box settlement

(1) Represents the latest available information in regulatory filings. Supply and Empire rate base amounts are as of 12/31/2023. NY is as of 8/31/2023 and PA is as of 12/31/2023.

May 2024 Update | 44

Supplemental Information Guidance & Other Financial Information 45 May May 2024 U 2024 Updat pdate e 45

Fiscal 2024 Earnings Guidance

National Fuel

Previous FY2024 Earnings Guidance		Updated FY2024 Earnings Guidance
$4.90 to $5.20/share(1)	→	$4.75 to $5.05/share(1)

Key Guidance Drivers

Segment		Driver	Direction	Updated Guidance
Non-Regulated	Exploration & Production	Net Production	↓	390 - 405 Bcfe
		Realized natural gas prices (after-hedge)	↓	~$2.40 - $2.45/Mcf(2)
		G&A Expense	↔	$0.17 - $0.19/Mcf
		DD&A Expense	↔	$0.69 - $0.74/Mcf
		LOE Expense	↔	$0.69 - $0.70/Mcf
	Gathering	Gathering Revenues	↓	$240 - $255 million
		Gathering O&M Expense	↔	~$0.09/ Mcf of throughput
Regulated	Pipeline & Storage	Pipeline & Storage Revenues	↑	$400 - $420 million (Supply Rate Increase)
		Pipeline & Storage O&M Expense	↔	~5% increase
		Pipeline & Storage Depreciation Expense	↔	~5% increase
	Utility	Utility Operating Income	↓	~7% - 10% increase – YTD warmer than normal weather – O&M ~5% increase
Tax Rate		Effective Tax Rate	↑	~25%

(1) Excludes items impacting comparability. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.
(2) Assumes NYMEX pricing of $2.00/MMBtu and in-basin spot pricing of $1.60/MMBtu for fiscal 2024, and reflects the impact of existing financial hedges, firm sales and firm transportation contracts.

May 2024 Update | 46

Financial Results and Major Drivers (1) (2) Adjusted Operating Results Adjusted EBITDA ($ millions) FY24 Major Drivers ($ per share) $1,226 $1,184 $1,165 $5.88 E&P and Gathering: § Natural Gas Prices $5.17 $4.75 - $5.05 § Natural Gas Production $656 $599 $612 & Gathering Throughput $3.21 $2.52 E&P P&S: § Impact of Supply Rate $199 $177 $186 Case Increase Gathering $1.01 $1.08 $241 $243 Pipeline $237 Utility: $1.11 $1.09 & Storage § Impact of Pennsylvania $163 $159 $145 Utility $0.59 $0.52 Rate Increase FY 2022 FY 2023 FY 2024 Guidance FY 2022 FY 2023 TTM 3/31/24 (1) Excludes items impacting comparability. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation. (2) Consolidated Adjusted EBITDA includes Corporate & All Other. A reconciliation of Adjusted EBITDA to Net Income, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. May 2024 Update 47

Safe Harbor For Forward Looking Statements This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: Impairments under the SEC's full cost ceiling test for natural gas reserves; changes in the price of natural gas; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; changes in economic conditions, including inflationary pressures, supply chain issues, liquidity challenges, and global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; increased costs or delays or changes in plans with respect to Company projects or related projects of other companies, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; changes in price differentials between similar quantities of natural gas sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity or data security breaches; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas reserves, including among others geology, lease availability and costs, title disputes, weather conditions, water availability and disposal or recycling opportunities of used water, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; the Company's ability to complete strategic transactions; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post- retirement benefits; other changes in price differentials between similar quantities of natural gas having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; negotiations with the collective bargaining units representing the Company's workforce, including potential work stoppages during negotiations; uncertainty of natural gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas; changes in demographic patterns and weather conditions (including those related to climate change); changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war, as well as economic and operational disruptions due to third-party outages; significant differences between the Company’s projected and actual capital expenditures and operating expenses; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. Forward-looking statements include estimates of gas quantities. Proved gas reserves are those quantities of gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuel.com. You can also obtain this form on the SEC’s website at www.sec.gov. Forward-looking and other statements in this presentation regarding methane and greenhouse gas reduction plans and goals are not an indication that these statements are necessarily material to investor or required to be disclosed in our filings with the SEC. In addition, historical, current and forward-looking statements regarding methane and greenhouse gas emissions may be based on standards for measuring progress that are still developing, internal controls, and processes that continue to evolve and assumptions that are subject to change in the future. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2023, and the Forms 10-Q for the quarter ended December 31, 2023, and March 31, 2024. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events. May 2024 Update 48

Hedge Portfolio & Capped Firm Sales 3Q 2024 4Q 2024 FY 2025 FY 2026 FY 2027 FY 2028 Swaps Units Volume Mmbtu 38,670 38,670 101,080 40,060 21,750 1,750 Wtd. Avg. Floor $ / Mmbtu $3.35 $3.35 $3.50 $3.96 $4.16 $4.16 Collars Volume Mmbtu 14,400 14,400 43,960 42,720 3,560 -- Wtd. Avg. Ceiling $ / Mmbtu $3.79 $3.79 $4.65 $4.76 $4.76 -- Wtd. Avg. Floor $ / Mmbtu $3.22 $3.22 $3.49 $3.53 $3.53 -- Fixed Price Physical Volume Mmbtu 22,468 18,389 76,440 71,640 53,921 17,152 Wtd. Avg. Floor $ / Mmbtu $2.28 $2.43 $2.47 $2.42 $2.46 $2.61 Capped Firm Sales Volume Mmbtu 2,693 2,729 10,793 914 -- -- NYMEX Cap $ / Mmbtu $2.92 $2.92 $2.92 $2.92 $2.92 $2.92 Volume Mmbtu 1,539 1,560 6,167 6,161 6,132 519 NYMEX Cap $ / Mmbtu $4.95 $4.95 $4.95 $4.95 $4.95 $4.95 Volume Mmbtu 1,878 1,903 7,526 7,517 7,483 7,462 NYMEX Cap $ / Mmbtu $7.00 $7.00 $7.00 $7.00 $7.00 $7.00 May 2024 Update 49

Firm Transportation Commitments Volume Delivery Demand Charges Production Source Gas Marketing Strategy (Dth/d) Market ($/Dth) Northeast Supply Canada Firm Sales Contracts rd Diversification EDA – Tioga 50,000 $0.46 (3 party) (Dawn) Dawn/NYMEX Tennessee Gas Pipeline NFG pipelines - $0.24 158,000 Canada (Dawn) rd 3 party - $0.40 Niagara Expansion Firm Sales Contracts WDA – CRV TGP & NFG - Supply Dawn/NYMEX TGP 200 (PA) $0.18 (NFG pipelines) 12,000 Atlantic Sunrise Mid-Atlantic/ Firm Sales Contracts rd EDA - Lycoming 189,405 $0.73 (3 party) WMB - Transco Southeast NYMEX/Market Indices 158,000 TGP 200 (NY) NFG pipelines - $0.23 Tioga County Extension Firm Sales Contracts EDA – Tioga NFG pipelines - $0.23 NFG – Empire TGP 200 (NY)/NYMEX/Dawn Canada (Dawn) 42,000 rd 3 party - $0.15 rd In-Basin Eastern EDA – Tioga 100,000 $0.19 (3 Party) Capacity release WDA – CRV Leidy South / FM100 Transco Zone Firm Sales Contracts rd 330,000 $0.66 (3 Party) WMB – Transco; NFG - Supply EDA - Lycoming 6 NNY Transco Zone 6 NNY/NYMEX May 2024 Update 50 Currently In-Service

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. Management defines Adjusted Operating Results as reported GAAP earnings before items impacting comparability. Management defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization, other income and deductions, impairments, and other items reflected in operating income that impact comparability. The revised earnings guidance range does not include the impact of certain items that impacted the comparability of earnings during the six months ended March 31, 2024, including: (1) after-tax unrealized losses on a derivative asset, which reduced earnings by $0.03 per share; and (2) after-tax unrealized gains on other investments, which increased earnings by $0.02 per share. While the Company expects to record certain adjustments to unrealized gain or loss on a derivative asset and unrealized gain or loss on investments during the six months ending September 30, 2024, the amounts of these and other potential adjustments and charges, including ceiling test impairments, are not reasonably determinable at this time. As such, the Company is unable to provide earnings guidance other than on a non-GAAP basis. Management defines Free Cash Flow as Net Cash Provided by Operating Activities, less Net Cash Used in Investing Activities, adjusted for acquisitions and divestitures. The Company is unable to provide a reconciliation of projected Free Cash Flow as described in this presentation to its respective comparable financial measure calculated in accordance with GAAP without unreasonable efforts. This is due to our inability to reliably predict the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items. May 2024 Update 51

Non-GAAP Reconciliations – Adjusted EBITDA Reconciliation of Adjusted EBITDA to Consolidated Net Income ($ Thousands) 12-Months Ended FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 3/31/2024 Total Adjusted EBITDA Exploration & Production Adjusted EBITDA $ 351,159 $ 312,166 464, 529 656, 310 611,782 598,915 Pipeline & Storage Adjusted EBITDA 162, 181 189,520 218, 921 240, 904 237,327 243,046 Gathering Adjusted EBITDA 108, 292 119, 879 159, 005 176, 572 185,882 199,069 Utility Adjusted EBITDA 176, 134 171,418 171, 379 162,871 145,002 159, 300 Corporate & All Other Adjusted EBITDA (12,393) (7,529) (13,521) (10,762) (15,273) (16,462) Total Adjusted EBITDA $ 785,373 $ 785,454 $ 1,000,313 $ 1,225,895 $ 1,164,720 $ 1,183,868 Consolidated Net Income $ 304,290 $ (123,772) $ 363,647 $ 566,021 $ 476,866 $ 465,588 Plus: Interest Expense 106,756 117,077 146, 357 130,357 131,886 169, 047 Minus: Other Income (Deductions) 15,542 17,814 15,238 1,509 (18,138) (18,736) Plus: Income Tax Expense 85,221 18,739 114,682 116, 629 164, 533 167,466 Plus: Depreciation, Depletion & Amortization 275, 660 306, 158 335,303 369,790 409, 573 400,503 Plus: Impairment of Oil and Gas Properties (E&P) - 449,438 76,152 - - - Plus: Gain on Sale of Timber Properties - - (51,066) - - - Plus: Gain on Sale of California Properties - - - (12,736) - - Plus: Loss from discontinuance of oil cash flow hedges (E&P) - - - 44,632 - - Plus: Transaction and severance costs related to West Coast asset sale (E&P - - - 9,693 - - Plus: Unrealized Gain (Loss) on Hedge Ineffectiveness (2,096) - - - - - Rounding - - - - - - Total Adjusted EBITDA $ 785,373 $ 785,454 $ 1,000,313 $ 1,225,895 $ 1, 164,720 $ 1,183,868 Consolidated Debt to Total Adjusted EBITDA Long-Term Debt, Net of Current Portion (End of Period) $ 2,149,000 $ 2,649,000 $ 2,649,000 $ 2,100,000 $ 2,400,000 $ 2,400,000 Current Portion of Long-Term Debt (End of Period) - - - 549, 000 - - Notes Payable to Banks and Commercial Paper (End of Period) 55,200 30,000 158,500 60,000 287, 500 278,900 Less: Cash and Temporary Cash Investments (End of Period) (20,428) (20,541) (31,528) (46,048) (55,447) (50,769) Total Net Debt (End of Period) $ 2,183,772 $ 2,658,459 $ 2,775,972 $ 2,662,952 $ 2,632,053 $ 2,628,131 Long-Term Debt, Net of Current Portion (Start of Period) 2,149,000 2,149,000 2,649,000 2,649,000 2,100,000 2,100,000 Current Portion of Long-Term Debt (Start of Period) - - - - 549,000 - Notes Payable to Banks and Commercial Paper (Start of Period) - 55,200 30,000 158, 500 60,000 410, 000 Less: Cash and Temporary Cash Investments (Start of Period) (229,606) (20,428) (20,541) (31,528) (46,048) (71,533) Total Net Debt (Start of Period) $ 1,919,394 $ 2,183,772 $ 2,658,459 $ 2,775,972 $ 2,662,952 $ 2,438,467 Average Total Net Debt $ 2,051,583 $ 2,421,116 $ 2,717,216 $ 2,719,462 $ 2,647,503 $ 2,533,299 Average Total Net Debt to Total Adjusted EBITDA 2.61 x 3.08 x 2.72 x 2.22 x 2.27 x 2.14 x May 2024 Update 52

Non-GAAP Reconciliations – Adjusted EBITDA, by Segment

National Fuel®

Reconciliation of Adjusted EBITDA to Net Income, by Segment

($ Thousands)

	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023	12-Months Ended 3/31/24
Exploration and Production Segment							
Reported GAAP Earnings	$ 180,632	$ 111,807	$ (326,904)	$ 101,916	$ 306,064	$ 232,275	$ 194,649
Depreciation, Depletion and Amortization	124,274	154,784	172,124	182,492	208,148	241,142	272,391
Other (Income) Deductions	(307)	(1,091)	882	937	3,210	(3,748)	(3,205)
Interest Expense	54,288	54,777	58,098	69,662	53,401	54,317	59,274
Income Taxes	(41,962)	32,978	(41,472)	33,370	43,898	87,796	75,806
Mark-to-Market Adjustment due to Hedge Ineffectiveness	782	(2,096)	-	-	-	-	-
Impairment of Oil and Gas Properties	-	-	449,438	76,152	-	-	-
Gain on Sale of West Coast assets	-	-	-	-	(12,736)	-	0
Loss from discontinuance of crude oil cash flow hedges	-	-	-	-	44,632	-	0
Transaction and severance costs related to West Coast asset sale	-	-	-	-	9,693	-	0
Adjusted EBITDA	**$ 317,707**	**$ 351,159**	**$ 312,166**	**$ 464,529**	**$ 656,310**	**$ 611,782**	**$ 598,915**
Pipeline and Storage Segment							
Reported GAAP Earnings	$ 97,246	$ 74,011	$ 78,860	$ 92,542	$ 102,557	$ 100,501	$ 101,958
Depreciation, Depletion and Amortization	43,463	44,947	53,951	62,431	67,701	70,827	73,389
Other (Income) Deductions	(5,926)	(9,157)	(4,635)	(5,840)	(6,889)	(11,989)	(13,000)
Interest Expense	31,383	29,142	32,731	40,976	42,492	43,499	45,513
Income Taxes	17,806	23,238	28,613	28,812	35,043	34,489	35,186
Adjusted EBITDA	**$ 183,972**	**$ 162,181**	**$ 189,520**	**$ 218,921**	**$ 240,904**	**$ 237,327**	**$ 243,046**
Gathering Segment							
Reported GAAP Earnings	$ 83,519	$ 58,413	$ 68,631	$ 80,274	$ 101,111	$ 99,724	$ 108,183
Depreciation, Depletion and Amortization	17,313	20,038	22,440	32,350	33,998	35,725	37,167
Other (Income) Deductions	(778)	(460)	(260)	12	26	(684)	(376)
Interest Expense	9,560	9,406	10,877	17,493	16,488	14,989	14,477
Income Taxes	(17,677)	20,895	18,191	28,876	24,949	36,128	39,618
Adjusted EBITDA	**$ 91,937**	**$ 108,292**	**$ 119,879**	**$ 159,005**	**$ 176,572**	**$ 185,882**	**$ 199,069**
Utility Segment							
Reported GAAP Earnings	$ 51,217	$ 60,871	$ 57,366	$ 54,335	$ 68,948	$ 48,395	$ 64,147
Depreciation, Depletion and Amortization	53,253	53,832	55,248	57,457	59,760	61,450	63,327
Other (Income) Deductions	29,073	24,021	23,380	23,785	(7,117)	(6,343)	(7,722)
Interest Expense	26,753	23,443	22,150	21,795	24,115	34,233	33,467
Income Taxes	15,258	13,967	13,274	14,007	17,165	7,267	6,081
Adjusted EBITDA	**$ 175,554**	**$ 176,134**	**$ 171,418**	**$ 171,379**	**$ 162,871**	**$ 145,002**	**$ 159,300**
Corporate and All Other							
Reported GAAP Earnings	$ (21,093)	$ (812)	$ (1,725)	$ 34,580	$ (12,659)	$ (4,029)	$ (3,349)
Depreciation, Depletion and Amortization	2,658	2,059	2,395	573	183	429	460
Gain on Sale of Timber Properties	-	-	-	(51,066)	-	-	-
Other (Income) Deductions	(888)	2,229	(1,553)	(3,656)	12,279	4,626	5,567
Interest Expense	(7,462)	(10,012)	(6,779)	(3,569)	(6,139)	(15,152)	(17,912)
Income Taxes	19,081	(5,857)	133	9,617	(4,426)	(1,147)	(1,228)
Adjusted EBITDA	**$ (7,704)**	**$ (12,393)**	**$ (7,529)**	**$ (13,521)**	**$ (10,762)**	**$ (15,273)**	**$ (16,462)**

May 2024 Update | 53

Non-GAAP Reconciliations – Adjusted Operating Results Three Months Ended March 31, (in thousands except per share amounts) 2024 2023 Reported GAAP Earnings $166,272 $140,880 Items impacting comparability: Unrealized (gain) loss on derivative asset (E&P) -536 2,471 Tax impact of unrealized (gain) loss on derivative asset 147 -677 Unrealized (gain) loss on other investments (Corporate / All Other) -769 -1,068 Tax impact of unrealized (gain) loss on other investments 162 224 Adjusted Operating Results $165,276 $141,830 Reported GAAP Earnings Per Share $1.80 $1.53 Items impacting comparability: Unrealized (gain) loss on derivative asset, net of tax (E&P) — 0.02 Unrealized (gain) loss on other investments, net of tax (Corporate / -0.01 -0.01 All Other) Rounding — — Adjusted Operating Results Per Share $1.79 $1.54 May 2024 Update 54

Reconciliation – Capital Expenditures Reconciliation of Segment Capital Expenditures to Consolidated Capital Expenditures ($ Thousands) FY 2024 FY 2020 FY 2021 FY 2022 FY 2023 Guidance Capital Expenditures Exploration & Production Capital Expenditures $ 670,455 $ 381,408 $ 565, 791 $ 737,725 $525,000 - $555,000 Pipeline & Storage Capital Expenditures $ 166,652 $ 252,316 $ 95,806 $ 141, 877 $120,000 - $140,000 Gathering Segment Capital Expenditures $ 297, 806 $ 34,669 $ 55,546 $ 103, 295 $90,000 - $110,000 Utility Capital Expenditures $ 94,273 $ 100,845 $ 111,033 $ 139, 922 $150,000 - $175,000 Corporate & All Other Capital Expenditures $ 561 $ 450 $ 1,212 $ 754 Eliminations $ (1,130) $ 223 Total Capital Expenditures from Continuing Operations $ 1,228,617 $ 769,911 $ 829,388 $ 1,123,573 $885,000 - $980,000 Plus (Minus) Acquisition of Upstream Assets and Midstream Gathering Assets $ (506,258) $ (124,758) Subtotal $ 722,359 $ 769, 911 $ 829,388 $ 998,815 Plus (Minus) Accrued Capital Expenditures $ (43,198) Exploration & Production FY 2022 Accrued Capital Expenditures $ (82,943) $ 82,943 Exploration & Production FY 2021 Accrued Capital Expenditures $ (47,887) $ 47,887 (1) Exploration & Production FY 2020 Accrued Capital Expenditures $ (45,788) $ 42,983 Exploration & Production FY 2019 Accrued Capital Expenditures $ 38,063 Exploration & Production FY 2018 Accrued Capital Expenditures $ (31,813) Pipeline & Storage FY 2022 Accrued Capital Expenditures $ (15,188) $ 15,188 Pipeline & Storage FY 2021 Accrued Capital Expenditures $ (39,436) $ 39,436 Pipeline & Storage FY 2020 Accrued Capital Expenditures $ (17,264) $ 17,264 Pipeline & Storage FY 2019 Accrued Capital Expenditures $ 23,771 Pipeline & Storage FY 2018 Accrued Capital Expenditures $ (20,587) Gathering FY 2022 Accrued Capital Expenditures $ (10,724) $ 10,724 Gathering FY 2021 Accrued Capital Expenditures $ (4,743) $ 4,743 Gathering FY 2020 Accrued Capital Expenditures $ (13,524) $ 13,524 Gathering FY 2019 Accrued Capital Expenditures $ 6,595 Gathering FY 2018 Accrued Capital Expenditures $ (13,610) Utility FY 2022 Accrued Capital Expenditures $ (11,407) $ 11,407 Utility FY 2021 Accrued Capital Expenditures $ (10,634) $ 10,634 Utility FY 2020 Accrued Capital Expenditures $ (10,751) $ 10,751 Utility FY 2019 Accrued Capital Expenditures $ 12,692 Utility FY 2018 Accrued Capital Expenditures Total Accrued Capital Expenditures $ (6,206) $ (18,177) $ (17,562) $ 11,053 Total Capital Expenditures per Statement of Cash Flows $ 716, 153 $ 751,734 $ 811,826 $ 1,009,868 $885,000 - $980,000 (1) Amount is $2,805 lower than the accrued capital expenditures reported in the prior year, representing certain liabilities assumed in connection with the 2020 acquisition of assets from Shell, capitalized as part of the asset acquisition cost, and subsequently paid by the Company. As the liabilities were owed and paid to third parties, they are not classified as (2) The year ended September 30, 2023 includes $124.8 million related to the acquisition of upstream assets acquired from SWN, as well as $25.0 million related to the acquisition of assets from EXCO and UGI. The acquisition cost for the assets acquired from SWN is reported as a component of Acquisition of Upstream Assets on the Consolidated Statement of Cash Flows. May 2024 Update 55

Reconciliation – E&P Operating Expenses Reconciliation of Exploration & Production Segment Operating Expenses by Division ($000s unless noted otherwise) Twelve Months Ended Twelve Months Ended September 30, 2023 September 30, 2022 (2) (2) (2) (2) Appalachia West Coast Total E&P Appalachia West Coast Total E&P Appalachia West Coast Total E&P Appalachia West Coast Total E&P $/ Mcfe $ / Boe $ / Mcfe $/ Mcfe $ / Boe $ / Mcfe Operating Expenses: (1) Gathering & Transportation Expense $210,880 $0 $210,880 $0.57 $0.00 $0.57 $199,405 $0 $199,405 $0.58 $0.00 $0.57 Other Lease Operating Expense $42,676 $0 $42,676 $0.11 $0.00 $0.11 $32,604 $51,905 $84,509 $0.10 $28.99 $0.24 Lease Operating and Transportation Expense $253,555 $0 $253,555 $0.68 $0.00 $0.68 $232,009 $51,905 $283,914 $0.68 $28.99 $0.81 General & Administrative Expense $66,074 $0.18 $79,061 $0.22 All Other Operating and Maintenance Expense $9,327 $0.03 $20,140 $0.06 Property, Franchise and Other Taxes $17,717 $0.05 $25,364 $0.07 Total Taxes & Other $27,044 $0.07 $45,504 $0.13 Depreciation, Depletion & Amortization $241,142 $0.65 $208,148 $0.59 Production: Gas Production (MMcf) 3 72,271 372,271 341,699 1,211 3 42,911 Oil Production (MBbl) 3 0 30 16 1,588 1 ,604 Total Production (Mmcfe) 3 72,451 - 372,451 341,796 10,741 3 52,536 Total Production (Mboe) 6 2,075 - 62,075 56,966 1,790 5 8,756 (1) Gathering and Transportation expense is net of any payments received from JDA partner for the partner's share of gathering cost. (2) Seneca West Coast division includes Seneca corporate and eliminations. May 2024 Update 56